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UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
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                                           :
In re                                          Chapter 11
                                           :
CONTIFINANCIAL CORPORATION, et al.,            Case No. 00 B 12184 (AJG)
                                           :
            Debtors.
                                           :   (Jointly Administered)
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NOTICE OF (A) APPROVAL OF DISCLOSURE STATEMENT; (B) HEARING ON CONFIRMATION OF
PLAN OF REORGANIZATION; (C) DEADLINE FOR FILING OBJECTIONS TO CONFIRMATION OF THE PLAN; (D) DEADLINE AND PROCEDURES FOR TEMPORARY ALLOWANCE OF CLAIMS AND (E) VOTING DEADLINE FOR RECEIPT OF BALLOTS

TO ALL CREDITORS, AND OTHER PARTIES IN INTEREST WHO HAVE FILED AND SERVED A NOTICE OF APPEARANCE:

         PLEASE TAKE NOTICE that, upon the motion dated October 31, 2000 (the "Approval Motion") of ContiFinancial Corporation, ContiMortgage Corporation and the above-captioned debtors, debtors and debtors in possession (collectively, the "Debtors"), and after a hearing held on November 8, 2000 and November 9, 2000, the Court signed an Order dated November 10, 2000 ("the Order"), providing for the following:

                        Approval of Disclosure Statement

         Pursuant to Bankruptcy Rule 3017(b), the disclosure statement dated November 9, 2000 (the "Disclosure Statement") for the Debtors' joint plan of reorganization dated November 9, 2000 (as may be amended, the "Plan") is approved in all respects.

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                            Confirmation Hearing Date

         1. Pursuant to Bankruptcy Rule 3017(c), the hearing to consider confirmation of the Plan (the "Confirmation Hearing"), shall commence on December 19, 2000 at 11:00 a.m., or as soon thereafter as counsel can be heard, before the Honorable Arthur J. Gonzalez, United States Bankruptcy Judge, at the United States Bankruptcy Court, The Alexander Hamilton Customs House, One Bowling Green, New York, New York 10004. The Confirmation Hearing may be continued from time to time by announcing such continuance in open Court, all without further notice to parties in interest, and the Plan may be modified pursuant to Bankruptcy Code ss. 1127 prior to, during or as a result of the Confirmation Hearing, without further notice to parties in interest; provided, however, that such modification does not materially and adversely affect any class of claims in the Plan.

          Deadline and Procedures for Filing Objections to Confirmation

         2. Pursuant to Bankruptcy Rule 3020(b)(1), December 13, 2000, at 5:00 p.m. (New York Time), (the "Objection Date") is fixed as the last date for filing and serving objections to confirmation of the Plan.

         3. In order to be considered, objections to confirmation of the Plan must (i) be in writing; (ii) state with particularity the grounds therefor and all evidence that will be presented in support thereof; (iii) be filed electronically no later than the Objection Date with the Clerk of the United States Bankruptcy Court for the Southern District of New York, 5th Floor, The Alexander Hamilton Customs House, One Bowling Green, New York, New York 10004, with a courtesy copy delivered to Judge Gonzalez's Chambers; and (iv) served, in accordance with Bankruptcy Rule 3020(b) and this

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paragraph, so that they are actually received no later than the Objection Date by the following:

                           DEWEY BALLANTINE LLP
                           1301 Avenue of the Americas
                           New York, New York 10019-6092
                           Attn: Richard S. Miller, Esq.
                           Counsel for the Debtors

                           TOGUT, SEGAL & SEGAL LLP
                           One Penn Plaza, Suite 3335
                           New York, New York 10119
                           Attn:  Albert Togut, Esq.
                           Counsel for the Debtors

                           AKIN, GUMP, STRAUSS, HAUER & FELD LLP
                           590 Madison Avenue
                           New York, New York 10022
                           Attn: Daniel H. Golden, Esq.
                                 Ira Dizengoff, Esq.
                           Counsel for the Unofficial Noteholders Committee

                           WEIL, GOTSHAL & MANGES LLP
                           767 Fifth Avenue
                           New York, New York 10153
                           Attn: Marvin Jacob, Esq.
                                 Judy G.Z. Liu, Esq.
                           Counsel for the Bank Group

                           OFFICE OF THE UNITED STATES TRUSTEE
                           33 Whitehall Street
                           21st Floor
                           New York, New York 10004
                           Attn: Greg M. Zipes, Esq.

Objections that do not contain the information described above and that are not filed and served by the time and date and in the manner set forth above will not be considered and shall be overruled.

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                      Deadline and Procedures for Temporary
                     Allowance of Claims for Voting Purposes

         4. Any holder of an objected to, contingent, unliquidated, or disputed claims shall file by November 27, 2000 a motion for temporary allowance of such holder's claim for voting purposes with a hearing on such motion to be held on December 7, 2000. In the event that such holder does not file a motion for temporary allowance of such holder's claim, such holder will not be entitled to vote.

            Treatment of Disputed, Contingent or Unliquidated Claims

         5. Pursuant to Bankruptcy Code ss. 105, and Bankruptcy Rule 3003(c)(2), any holder of a claim (a) that is listed in the Schedules as disputed, contingent or unliquidated and (b) that is not the subject of a timely filed proof of claim, shall not be treated as a creditor with respect to such claim for purposes of receiving notices, receiving distributions under the Plan or voting on the Plan.

                       Establishment of Voting Record Date

         6. November 8, 2000 at 12:00 p.m. (the "Voting Record Date") shall be the date by which the transfer ledgers of the Debtors and of the indenture trustees, agents and servicers shall be closed with respect to the securities evidencing the Senior Notes Claims (as defined in the Plan) and there shall be no further changes in the record holders of such securities for voting purposes. The Debtors and the indenture trustees, agents and servicers for such securities shall have no obligation to recognize for purposes of voting on the Plan any transfer of such securities occurring after the Voting Record Date. Instead, the Debtors and the indenture trustees, agents and servicers for such securities shall be entitled to recognize and deal for voting purposes with only those

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record holders set forth in the transfer ledgers for such securities as of the
Voting Record Date.

         7. The claims register maintained by Donlin Recano shall be deemed closed as of the Voting Record Date for the purposes of determining whether a holder of a General Unsecured Claim (as defined in the Plan) is a record holder entitled to vote on the Plan. The Debtors and Donlin Recano shall have no obligation to recognize for purposes of voting on the Plan any General Unsecured Claim (as defined in the Plan) transferred after the Voting Record Date. Instead, the Debtors and Donlin Recano shall be entitled to recognize and deal for voting purposes with only those record holders set forth in the claims register as of the Voting Record Date.

                     Voting Deadline for Receipt of Ballots

         8. Pursuant to Bankruptcy Rule 3017(c), to be counted, ballots for accepting or rejecting the Plan must be received by the Debtors as set forth in the specific ballots, no later than 5:00 p.m. (New York Time), on December 13, 2000 (the "Voting Deadline") (except that the Voting Deadline for holders of Senior Notes Claims (as defined in the Plan) may be extended at the discretion of the Debtors). Except for holders of Senior Notes Claims (as defined in the
Plan), Ballots may not be cast by facsimile transmission.

         9. Subject to the Order, ballots that are not received by the voting deadline will not be counted.

Dated: New York, New York
       November 10, 2000


                                                BY ORDER OF THE BANKRUPTCY COURT

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